Exhibit 10.31

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AMENDMENT NO. 1 TO ANTIBODY DISCOVERY AND OPTION AGREEMENT

THIS AMENDMENT NO. 1 TO ANTIBODY DISCOVERY AND OPTION AGREEMENT (this “Amendment”) is entered into and effective as of July 1, 2026 (the “Amendment Effective Date”), by and between Paragon Therapeutics, Inc., a Delaware corporation (“Paragon”), Paratari Holding, LLC, a Delaware limited liability company (“Paratari”) and Mentari Therapeutics, Inc., a Delaware corporation (“Mentari”), and amends that certain Antibody Discovery and Option Agreement, dated as of September 4, 2025, by and between Paragon, Paratari, and Mentari (the “Option Agreement”). Paragon, Paratari and Mentari are also referred to herein individually as a “Party,” or collectively as the “Parties.”

RECITALS

WHEREAS, pursuant to the Option Agreement, Mentari engaged Paragon to identify, evaluate and develop one or more antibody candidates directed to certain therapeutic targets, and Paragon granted to Mentari an exclusive option on a target-by-target basis to enter into one or more separate license agreements to develop, manufacture and commercialize the resulting antibodies in the Field in the Territory;

WHEREAS, the Parties desire to initiate a new Monospecific Research Program focusing on monospecific antibody candidates that are Directed To CGRP as Research Program #3 under the Option Agreement; and

WHEREAS, the Parties desire to amend certain terms under the Option Agreement and otherwise ratify the Option Agreement as it relates to Research Program #3.

NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

AGREEMENT

1.	Definitions. Capitalized terms used herein which are not otherwise defined shall have the meanings ascribed to such terms in the Option Agreement.

2.	Amendments to Option Agreement.

(i)	Section 5.2(e) of the Option Agreement is hereby amended by adding the following to the end of Section 5.2(e):

“Notwithstanding Sections 5.2(a), 5.2(b), 5.2(c), and 5.2(d) to the contrary, the Parties acknowledge that Paragon has incurred (i) Three Thousand Dollars ($3,000) in Development Costs through March 31, 2026 and (ii) certain additional Development Costs between April 1, 2026 and the Amendment Effective Date for work performed by Paragon on Research Program #3 (the costs described in (i) and (ii), the “Pre-Amendment Effective Date Development Costs”). Mentari shall reimburse Paragon for the Pre-Amendment Effective Date Development Costs within [***] days after Mentari’s receipt of a written invoice that details the Pre-Amendment Effective Date Development Costs.”

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(ii)	Exhibit A attached to the Option Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.

(iii)	Exhibit D attached to the Option Agreement is hereby deleted in its entirety and replaced with Exhibit D attached hereto.

(iv)	Exhibit F attached hereto is hereby added to the Option Agreement.

(v)

Notwithstanding Section 4.4 of the Option Agreement, solely with respect to Research Program #3, if Mentari exercises its Option for Research Program #3, the License Agreement for Research Program #3 shall be consistent with the economic and other terms set forth in Exhibit F attached hereto. For clarity, Exhibit F shall only apply to the License Agreement for Research Program #3 and shall not apply to Research Program #1 or Research Program #2.

(vi)	Exhibit G attached hereto is hereby added to the Option Agreement.

3.	Application of the Option Agreement. The Parties acknowledge and agree that:

(i)

in accordance with Section 2.1(b) of the Option Agreement, no later than [***] days after the Amendment Effective Date, the Parties will agree on a Research Plan, to the extent a research plan has not been previously agreed upon, for Research Program #3;

(ii)

the CMC Fees and CMC Monthly Fees set forth on Exhibit D attached hereto reflect the fees that have applied to, and have been charged for, CMC Activities pursuant to Section 2.1(c) of the Option Agreement since the Effective Date and shall continue to apply as of the Amendment Effective Date; and

(iii)

in accordance with Section 5.1 of the Option Agreement, Mentari shall pay to Paragon the Research Initiation Fee of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) for Research Program #3 no later than [***] days following finalization of the Research Plan for Research Program #3.

4.

Ratification of the Option Agreement. This Amendment is made by the Parties in accordance with Section 11.3 of the Option Agreement. Except as expressly set forth in Section 2 above, the Option Agreement shall remain unmodified and in full force and effect. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Parties to the Option Agreement, nor constitute a waiver of any provision of the Option Agreement. In the event of a conflict between the terms of this Amendment and the Option Agreement, the terms of this Amendment shall control.

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5.

Miscellaneous. This Amendment, together with the Exhibits attached hereto and the Option Agreement, constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersedes all negotiations, representations, prior discussions and preliminary agreements between the Parties relating to the subject matter of this Amendment and the Option Agreement.

6.

Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument. This Amendment may be executed by facsimile or PDF signatures, which signatures shall have the same force and effect as original signatures.

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 1 to Antibody Discovery and Option Agreement on the Amendment Effective Date.

PARAGON THERAPEUTICS, INC.		MENTARI THERAPEUTICS, INC.

By:	/s/ Keri Lantz	By:	/s/ Julianne Bruno
Name:	Keri Lantz	Name:	Julianne Bruno
Title:	Chief Financial Officer	Title:	Chairperson of the Board of Directors

PARATARI HOLDING, LLC

By:	/s/ Keri Lantz
Name:	Keri Lantz
Title:	Treasurer

[Signature Page to Amendment No. 1 to Antibody Discovery and Option Agreement]